Independent Auditor's Report

To the Board of Directors
Professional Culinary Institute LLC
New York, NY

I have audited the accompanying balance sheet of Professional Culinary Institute LLC as of December 31, 2009, and the related statements of income, members' equity, and cash flows for the year then ended.  These financial statements are the responsibility of management.  My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States, and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Professional Culinary Institute LLC as of December 31, 2009, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, I have also issued my report dated June 2, 2010 on my consideration of Professional Culinary Institute LLC's internal control over financial reporting and on my tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of that report is to describe the scope of my testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of my audit.

/s/ Steven F. Landau, CPA
Steven F. Landau, CPA
June 2, 2010

PROFESSIONAL CULINARY INSTITUTE LLC
BALANCE SHEET
DECEMBER 31, 2009

ASSETS

Current Assets
Cash	$4,740
Student tuition receivable, net of allowance for uncollectables of $274	27,101
Related party receivables	27,900
Prepaid expense	1,062
Total current assets	60,803

Other Assets
Organization costs, net of accumulated amortization of $73	661

Total assets	$61,464

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts payable	$11,988
Accrued expenses payable	5,552
Deferred tuition revenue	28,050
Total current liabilities	45,590

Members' Equity	15,874

Total liabilities and members' equity	$61,464

See accompanying notes to the financial statements.

PROFESSIONAL CULINARY INSTITUTE LLC
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2009

Revenues
Tuition and student fees	$452,025
Less: tuition refunds	(7,506)
Net tuition revenue and fees	444,519

Operating Costs and Expenses
Student instructional costs	175,064
Recruitment costs	10,400
Occupancy costs	35,518
General and administrative expenses	30,614
Total operating costs and expenses	251,596

Operating income before management fees	192,923

Related party management fees	182,350

Income before depreciation	10,573

Depreciation and amortization expense	49

Net income	$10,524

See accompanying notes to the financial statements.

PROFESSIONAL CULINARY INSTITUTE LLC
STATEMENT OF MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2009

Balance - January 1, 2009	$800

Capital contributions, net	4,550

Net income for the year ended December 31, 2009	10,524

Balance - December 31, 2009	$15,874

See accompanying notes to the financial statements.

PROFESSIONAL CULINARY INSTITUTE LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2009

Cash Flows from Operating Activities
Net income	$10,524
Noncash items included in net income:
Depreciation expense	49
10,573

Changes in operating assets and liabilities
Decrease (increase) in assets:
Student tuition receivable	(27,101)
Prepaid expense	(1,062)
Increase (decrease) in liabilities:
Accounts payable	11,988
Accrued expenses payable	5,552
Deferred tuition revenue	28,050
17,427

Net cash provided by operating activities	28,000

Cash Flows from Investing Activities:	0

Cash Flows from Financing Activities:
Increase in receivables from related party	(27,900)
Capital contributions from members	4,550

Net increase in cash	4,650

Cash - January 1, 2009	90

Cash - December 31, 2009	$4,740

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$0
Cash paid during the year for income taxes	$0

See accompanying notes to the financial statements.

Professional Culinary Institute LLC
Notes to Financial Statements
December 31, 2009

Note 1 - Summary of Significant Accounting Policies

Nature of Operations
Professional Culinary Institute, LLC. (the "Company") was organized as a limited liability company (LLC) in the State of New York on July 18, 2008. The company owns and operates state licensed vocational training schools. The schools provide vocational education and training programs to students under funded contracts at various training sites located in New York State.

Revenue Recognition
The financial statements of the company are prepared on the accrual basis of accounting.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method.

Concentration of Credit Risk
At various times during the year, cash balances maintained in bank accounts may exceed FDIC insurable limits. In the normal course of business, the company extends unsecured credit to its students. Many students receive financial assistance from community based and government agencies. Collection of student accounts receivable is reasonably assured provided that the school and students continuously comply with various financial assistance regulations.

Estimates
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Accounts Receivable
Accounts Receivable are recorded net of an allowance for uncollectibles. The allowance is estimated from historical performance and managements' experience.

Fixed Assets and Depreciation
Property and equipment are recorded at cost.  Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets.  Maintenance and repairs are charged to expense as incurred.

Income taxes
The company is a limited liability company which is treated as a partnership for tax purposes.  Accordingly, the company's members are responsible for income taxes on their proportionate share of the company's income.

Professional Culinary Institute LLC
Notes to Financial Statements
December 31, 2009

Note 2 - Lease Commitments
During 2009, the company occupied instructional training facilities in Buffalo NY, Poughkeepsie NY, and Monticello NY, subject to various written and verbal leases. Rent expense incurred during 2009 was $34,650. In addition, the company is responsible for maintenance, insurance and other occupancy expenses. The minimum remaining rent payments under written lease agreements are as follows:

Year
2010	$26,516

Note 3 - Related Party Transactions
During 2009, $182,350 in administrative management fees were paid to a related company which is owned by the members of Professional Culinary Institute LLC. Furthermore, as of December 31, 2009, an additional $27,900 had been advanced to the related company.

Note 4 - Advertising
The company expenses advertising as incurred.  Advertising expense for the year ended December 31, 2009 was $10,400.

Note 5 - Significant Subsequent Events
In May 2010 the members of Professional Culinary Institute LLC signed a letter of intent to sell a majority interest in the company. The sale is contingent on approval from the NY State Education Department. The current management and other personnel of the company are expected to operate the schools after the change of ownership occurs.

In addition, the company expects to apply for approval from the NY State Education Department for a name change in order to avoid the possiblity of any future confusion with a California company with a similar name.